UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

VINE HILL CAPITAL INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42267	98-1794687
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 E Broward Blvd, Suite 1710 Fort Lauderdale, FL	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 848-2859

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VCICU	Nasdaq Global Market
Class A ordinary shares included as part of the units	VCIC	Nasdaq Global Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VCICW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on September 9, 2024, Vine Hill Capital Investment Corp. (the “Company”) completed (i) its initial public offering (the “IPO”) of 20,000,000 units (the “Units”), at an offering price of $10.00 per Unit and (ii) a private placement of 5,500,000 private placement warrants with Vine Hill Capital Sponsor I LLC at a price of $1.00 per warrant.

On September 12, 2024, Stifel, Nicolaus & Company, Incorporated (the “Underwriter”) purchased 2,000,000 additional units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the partial exercise of the Underwriter’s option to purchase additional units from the IPO, generating gross proceeds of $20,000,000. A total of $20,100,000 was deposited in a trust account with Continental Stock Transfer & Trust Company established for the benefit of the Company’s public shareholders and the Underwriter, bringing the aggregate proceeds held in the trust account to $221,100,000. The Underwriter has forfeited its remaining option to purchase up to 1,000,000 additional units from the IPO.

The Company’s unaudited pro forma balance sheet as of September 9, 2024, reflecting receipt of the net proceeds from the sale of the Additional Units, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Unaudited Pro Forma Balance Sheet
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2024

VINE HILL CAPITAL INVESTMENT CORP.

By:	/s/ Nicholas Petruska
Name:	Nicholas Petruska
Title:	Chief Executive Officer

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